UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Harvard Apparatus Regenerative Technology, Inc.

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

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HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

April 30, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting (the “Meeting”) of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the “Company”) to be held, in person, on Friday, June 20, 2025 at 9:30 am EDT at the Company’s principal executive offices located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

Detailed information about the Meeting and the proposals to be acted upon are included in the accompanying notice of Meeting and proxy statement (this “Proxy Statement”). The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure that your shares of the Company’s common stock are voted at the Meeting in accordance with your written instructions by completing and returning the enclosed proxy card. If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. A complete list of stockholders entitled to vote at the Meeting will be available for inspection for a period of ten days prior to the Meeting, at the Company’s office, located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

If your shares are held by your broker in their name (in “street name”), your broker may not vote your shares on the election of directors (Proposal No. 1) in the absence of your specific instructions as to how to vote. All proposals presented in this Proxy Statement, other than Proposal No. 2, are considered non-routine matters. Proposal No. 2 is considered a routine matter. If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials, materials remain easily accessible to stockholders, and stockholders receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about April 30, 2025. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (referred to herein collectively as the Proxy Materials) are available at www.edocumentview.com/HRGN.

The Notice of Internet Availability of Proxy Materials contains instructions for our stockholders’ use of this process, including how to access our Proxy Statement and 2024 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.

The Annual Meeting has been called for the following purposes:

1.

To elect two Director nominees, nominated by the Board of Directors each for a three-year term, such term to continue until the annual meeting of stockholders in 2028, and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the classification of directors (the “Declassification Amendment”);

4.	To approve an amendment to each of the Company’s Charter and Third Amended and Restated Bylaws to permit special stockholder meetings to be called by holders of at least 35% of the Company’s voting power (the “Meeting Amendments”);

5.	To approve an amendment to the Charter to effect a reverse split of our outstanding common stock;

6.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and

7.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc.

Our Board of Directors recommends that you vote “FOR the proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Our Board of Directors recommends that you vote “FOR” an amendment to the Company’s Charter to effect the Declassification Amendment.

Our Board of Directors recommends that you vote “FOR” an amendment to the each of the Company’s Charter and Third Amended and Restated Bylaws to effect the Meeting Amendments.

Our Board of Directors recommends that you vote “FOR” an amendment to the Charter to effect a reverse split of our outstanding common stock.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

The Board of Directors has fixed the close of business on April 21, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Sincerely,

Junli (Jerry) He, Chief Executive Officer, Director, and Chairman

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 20, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the “Company”) will be held on Friday, June 20, 2025 at 9:30 a.m. Eastern Time. The Annual Meeting will have the following purposes:

1.

To elect two Director nominees, nominated by the Board of Directors each for a three-year term, such term to continue until the annual meeting of stockholders in 2028, and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the classification of directors (the “Declassification Amendment”);

4.	To approve an amendment to each of the Company’s Charter and Third Amended and Restated Bylaws to permit special stockholder meetings to be called by holders of at least 35% of the Company’s voting power (the “Meeting Amendments”);

5.	To approve an amendment to the Charter to effect a reverse split of our outstanding common stock;

6.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

7.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 21, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc.

Our Board of Directors recommends that you vote “FOR the proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Our Board of Directors recommends that you vote “FOR” an amendment to the Company’s Charter to effect the Declassification Amendment.

Our Board of Directors recommends that you vote “FOR” an amendment to the each of the Company’s Charter and Third Amended and Restated Bylaws to effect the Meeting Amendments.

Our Board of Directors recommends that you vote “FOR” an amendment to the Charter to effect a reverse split of our outstanding common stock.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

The Board of Directors has fixed the close of business on April 21, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, June 20, 2025: The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.edocumentview.com/HRGN.

By Order of the Board of Directors,

Junli (Jerry) He Chief Executive Officer, Director, and Chairman

Holliston, Massachusetts

April 30, 2025

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Harvard Apparatus Regenerative Technology, Inc.

Notice of 2025 Annual Meeting of Stockholders,

Proxy Statement and Other Information

Contents

PROXY STATEMENT	1
PROPOSAL 1 – ELECTION OF DIRECTORS	3
INFORMATION REGARDING DIRECTORS	3
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES	7
CODE OF BUSINESS CONDUCT AND ETHICS	10
REPORT OF THE AUDIT COMMITTEE	11
EXECUTIVE COMPENSATION	11
SUMMARY COMPENSATION TABLE	12
DIRECTOR COMPENSATION	17
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2025	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
EQUITY COMPENSATION PLAN INFORMATION	22
TRANSACTIONS WITH RELATED PERSONS	22
ANTI-HEDGING POLICY	22
DELINQUENT SECTION 16(a) REPORTS	23
EXPENSES OF SOLICITATION	23
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	23
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES	23
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
PROPOSAL 3 AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PHASE-IN ANNUAL DIRECTOR ELECTIONS	26
PROPOSAL 4 AMENDMENT TO EACH OF THE COMPANY’S CHARTER AND THIRD AMENDED AND RESTATED BYLAWS TO PERMIT SPECIAL STOCKHOLDER MEETINGS TO BE CALLED BY HOLDERS OF AT LEAST 35% OF THE COMPANY’S VOTING POWER	27
PROPOSAL 5 AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR THE REVERSE STOCK SPLIT	29
PROPOSAL 6 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	36
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS	37
OTHER MATTERS	37

i

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Friday, June 20, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Apparatus Regenerative Technology, Inc. (“we” or the “Company”) for use at the 2025 Annual Meeting of Stockholders of the Company to be held on June 20, 2025 at 9:30 a.m. Eastern Time (the “Annual Meeting”) at the Company’s principal executive offices located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.

To elect two Director nominees, nominated by the Board of Directors each for a three-year term, such term to continue until the annual meeting of stockholders in 2028, and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the classification of Directors (the “Declassification Amendment”);

4.

To approve an amendment to each of the Company’s Charter and Third Amended and Restated Bylaws to permit special stockholder meetings to be called by holders of at least 35% of the Company’s voting power (the “Meeting Amendments”);

5.	To approve an amendment to the Charter to effect a reverse split of our outstanding common stock;

6.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

7.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission (“SEC”) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail.

The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about April 30, 2025, in connection with the solicitation of proxies for the Annual Meeting.

The Board of Directors has fixed the close of business on April 21, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were          shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately       stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum

Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of a member of the Board of Directors of the Company (each a “Director”) if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the election of the Class II directors in Proposal No. 1, such directors are elected by a plurality of the votes cast if a quorum is present. As to each Director, votes may be cast for the Director or withheld. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a Director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

Approval of Proposal No. 2 regarding the ratification of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 2.

The affirmative vote of 75% of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Declassification Amendment pursuant to Proposal No. 3. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Declassification Amendment.

The affirmative vote of 75% of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Meeting Amendments pursuant to Proposal No. 4. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Meeting Amendments.

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Meeting Amendments pursuant to Proposal No. 5. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal No. 5.

Approval of the non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in Proposal No. 6 requires the affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 6.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

The Company is not aware of any substantial interest, direct or indirect, by security holdings or otherwise, of any Director, executive officer, nominee for election as a Director, or associate thereof in any matter to be acted upon at the Annual Meeting other than the nominees have an interest in the election of Directors, each Director’s interest in the change in classifications due to the Declassification Amendment, each Director’s and executive officer’s interests as general stockholders due to the reduced threshold of the Meeting Amendments  and each executive officer’s and the Director’s indirect interest in the non-binding advisory vote on executive compensation to the extent compensation is addressed. No Director, executive officer, or associate thereof has any material interest in the ratification of Company’s registered independent public accounting firm.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.

Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Board of Directors recommends that you vote (i) “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc., (ii) “FOR the proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, (iii) “FOR” the Declassification Amendment, (iv) “FOR” the Meeting Amendments, (v) “FOR” an amendment to the Charter to effect a reverse split of our outstanding common stock, and (vi) “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, June 20, 2025: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.edocumentview.com/HRGN. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of eight members and is divided into three classes of Directors, with three Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

At the Annual Meeting, two Directors, nominated by the Board of Directors, will stand for election to serve until the 2028 annual meeting of stockholders, and until their successor is duly elected and qualified, or until his resignation or removal.

The Board of Directors has nominated Jason Chen and Herman Sanchez for re-election as Directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Jason Chen and Herman Sanchez. The nominees have agreed to stand for election and, if elected, each to serve as a Director. However, if such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast on such proposal by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominees as Directors of the Company. In tabulating the voting results for the election of the nominees, abstentions and broker non-votes will not affect the voting results on Proposal No. 1.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: JASON CHEN AND HERMAN SANCHEZ. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

Set forth below is certain information regarding the Directors of the Company, including the individuals nominated to serve as a Director, based on information furnished to the Company by each Director. The biographical description below for each Director or Director nominee includes their age, all positions they hold with the Company, their principal occupation and business experience over the past five years, and the names of other publicly-held companies for which they currently serve as a director or has served as a director during the past five years. The biographical description below for each Director or Director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a Director of the Company. In addition to such specific information, we also believe that all of our Directors and Director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

Although we are not listed on the Nasdaq Stock Market (“Nasdaq”), the Board of Directors has determined that seven of our Directors are “independent” as such term is currently defined by applicable Nasdaq rules. The only Director who the Board has determined is not independent is Junli (Jerry) He, our Chief Executive Officer, who is not independent because he is an employee of the Company.

Directors of Harvard Apparatus Regenerative Technology, Inc.

The following information is current as of April 14, 2025, based on information furnished to the Company by each Director:

Director Name	Age	Position with the Company	Since
Class I Directors
James Shmerling, DHA, FACHE (1)(2)	70	Director	2018
Junli (Jerry) He	50	Chairman, and CEO	2021
Mao Zhang	42	Director	2024

Class II Directors
Ting Li(2)	48	Director	2018
David Green	60	Director	2021
Ronald Packard (1)	61	Director	2023

Class III Directors
Jason Jing Chen(2)(3)*	63	Vice Chairman	2018
Herman Sanchez (1)(3)*	50	Director	2021

*	Nominated to Serve a Term Expiring 2028

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Governance Committee

Class I Directors — Term Expiring in 2026

James Shmerling, DHA, FACHE — Director

Dr. Shmerling has served as a member of our Board of Directors since March 29, 2018 and is the Chairman of the Compensation Committee. Dr. Shmerling has served as the President and Chief Executive Officer of Connecticut Children’s Medical Center since October 2015. Dr. Shmerling is a seasoned executive who has worked in leadership roles at several pediatric hospitals around the United States during his career. For over three decades, he has served in management roles at children’s hospitals across the country and is nationally recognized as a leader in issues concerning children’s health and wellness. Prior to joining Connecticut Children’s, Dr. Shmerling spent eight years as the Chief Executive Officer of Children’s Hospital Colorado. Before that, he was the Executive Director and Chief Executive Officer of the Monroe Carell Jr. Children’s Hospital at Vanderbilt from 2002 to 2007. Dr. Shmerling is a Fellow in the American College of Health Care Executives (“ACHE”). He is an adjunct faculty member in the Hospital Administration programs, University of Alabama at Birmingham. Dr. Shmerling received a B.S. in Health Education from the University of Tennessee, an M.S. in Hospital and Health Administration from the University of Alabama in Birmingham, an M.B.A. from Samford University and a Doctorate of Health Administration from the Medical University of South Carolina. We believe Dr. Shmerling’s qualifications to sit on our Board of Directors include his extensive leadership experience at children’s hospitals and his status as a leader in issues concerning children’s health and wellness.

Junli (Jerry) He – Chairman and Chief Executive Officer

Mr. He has served as a member of our Board of Directors since September 1, 2021 and has served as Chairman and Chief Executive Officer of the Company since March 1, 2023. Mr. He serves as the Executive Vice Chairman of Bright Scholar Holdings and has been in that position since January 2019. Prior to the promotion, Mr. He had served as the Chief Executive Officer of Bright Scholar. Prior to joining Bright Scholar, Mr. He was a Managing Director at Tstone Corp, and served as Chief Financial Officer, Chief Executive Officer and a director of Noah Education Holdings Ltd., a former NYSE listed private education services provider in China. Mr. He was a portfolio manager at Morgan Stanley Global Wealth Management from June 2008 to June 2009 and was employed by Bear Stearns from November 2006 to May 2008. Mr. He obtained a bachelor’s degree in science from Peking University and a Master’s of Business Administration with Honors from the University of Chicago, Booth School of Business. Mr. He is also a Certified Financial Analyst charter holder. We believe Mr. He’s qualifications to sit on our Board of Directors include his extensive leadership and chief financial officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Mao Zhang — Director

Mr. Zhang has served as a member of our Board of Directors since August 26, 2024.  Mr. Zhang is the Founder and Chief Executive Officer of StellarS Capital, a multi-billion-dollar alternative asset management firm established in 2016. He has over 15 years of experience in financial markets including hedge fund and private equity. He began his career with Magnetar Capital in 2007, leading its Asian business. He holds a Bachelor of Science degree from the University of Pennsylvania.  We believe Mr. Zhang’s qualifications to sit on our Board of Directors include his extensive education and investment banking experience.

Class II Directors — Term Expiring in 2027

Ting Li — Director

Ms. Li has served as a member of our Board of Directors since November 6, 2018. Ms. Li brings over 20 years of investment banking experience, building relationships between customers and enterprises. Since 2007, Ms. Li has been a managing partner at Donghai Securities Co., Ltd, a top asset management company in China, and serves as the Vice President of the Jilin Enterprise Chamber of Commerce and advisor of the School of Continuing Education of Tsinghua University. Ms. Li holds a bachelor’s degree in accounting from China’s Changchun Taxation College in Changchun, Jilin Province, and a master’s degree in software engineering from Jilin University, also in Changchun. We believe Ms. Li’s qualifications to sit on our Board of Directors include her extensive education and investment banking experience.

David Green — Director

Mr. Green has served as a member of our Board of Directors since November 26, 2021. Mr. Green served as President and a member of the Board of Directors of Harvard Bioscience, Inc. from March 1996 until the spin-off of Harvard Apparatus Regenerative Technology on November 1, 2013, as Interim CEO of Harvard Bioscience, Inc. from May 2013 and August 2013, and remained a Director of Harvard Bioscience, Inc. from the spin-off until 2017. Mr. Green served on the Board of Directors of Harvard Apparatus Regenerative Technology until May 2016 and was the founder and a former Chairman, President, and Chief Executive Officer of Harvard Apparatus Regenerative Technology, Inc. Prior to joining Harvard Bioscience, Inc, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green was president and a director of the Harvard Business School Healthcare Alumni Association. Mr. Green graduated from Oxford University with a Bachelor of Arts Honors degree in physics and holds a Master’s of Business Administration degree with distinction from Harvard Business School.  Mr. Green is the founder and currently President of Zero Carbon LLC, an energy and carbon-emissions consulting company. He is a member of the State Legislative Team of 350 Massachusetts. We believe Mr. Green’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance and operations, as well as his public company experience.

Ronald Packard — Director

Mr. Packard has served as a member of our Board of Directors since April 5, 2023 and is the Chairman of the Audit Committee since joining the board. Ronald Packard is the CEO and Founder of Pansophic Learning, a global technology based education company, founded in 2014. Mr. Packard is a well-known educator, entrepreneur and visionary as well as the author of the highly regarded and reviewed book Education Transformation. Mr. Packard was previously the long-time Chief Executive Officer and Founder of K12 Inc. He oversaw the growth of K12 from just an idea to almost one billion in revenue, making it one of the largest education companies in the world. During his tenure, revenue compounded at near 80% and he led the company through its initial public offering on the New York Stock Exchange. Before K12, Mr. Packard was the Vice President of Knowledge Universe and Chief Executive Officer of Knowledge Schools, one of the nation’s largest early childhood education companies. He was also instrumental in the successful investments in Learn Now, Children’s School USA, Leapfrog, TEC, and Children’s Discovery Center. Packard also worked for McKinsey & Company where he specialized in Biotechnology and Semiconductors. He previously worked for Goldman Sachs in mergers and acquisitions. Mr. Packard has received the Education Industry Association’s James P. Boyle Entrepreneurial Leadership Award, as well as the Ernest & Young Entrepreneur of the Year Award in the IT Services & Solutions category in Greater Washington. The University of Chicago’s Booth School of Business named him a Distinguished Alumni, and he also received an Outstanding Leadership Award from the United States Distance Learning Association. He sits on the Digital Learning Council. Mr. Packard previously served on the Department of Defense’s Education Advisory Committee. He holds a Bachelor of Arts degree. from the University of California at Berkeley and a Master’s of Business Administration from the University of Chicago, both with honors. He has also earned the Chartered Financial Analyst designation. We believe Mr. Packard’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Class III Directors — Nominees for Election — Term Expiring in 2028

Jason Jing Chen — Vice Chairman

Mr. Chen has served as a member of our Board of Directors since February 6, 2018. Mr. Chen is our Vice Chairman as well as a member of the Compensation Committee and Chairman of the Governance Committee. Mr. Chen has served as Senior Vice President of Business Development of Digitone Group, and Chief Executive Officer of its subsidiary DST Robotics Co Ltd. since October 2014. Prior to joining Digitone, Mr. Chen worked for Formica, as the General Manager of its Greater China business, from December 2010 to October 2014. Mr. Chen served as Vice President for Barco Great China and General Manager for the Security & Monitoring Division — China for Barco, Inc., a global company that develops networked solutions for the entertainment, enterprise and healthcare markets, from March 2008 to November 2009. Prior to joining Barco, Mr. Chen was the General Manger of the China and Hong Kong region for Waters Corporation from January 2005 to March 2008 where, among other managerial responsibilities, he was responsible for developing and implementing marketing strategies to grow the Chinese market. Prior to his time at Waters Corporation, Mr. Chen held various managerial roles of increasing importance at Hilti China. Mr. Chen began his career as an electrical engineer at Capital Iron & Steel Co. Mr. Chen received his Master of Business Administration degree from Brigham Young University and has a Bachelor of Science degree in Electrical Engineering from the North China University of Technology, Beijing, China. We believe Mr. Chen’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in global commerce.

Herman Sanchez

Mr. Sanchez has served as a member of our Board of Directors since January 19, 2021 and is a member of the Audit Committee and Governance Committee. Mr. Sanchez has been working in the life sciences industry for over 20 years in various positions including designing and running randomized trial research, optimizing of clinical administration of health services, and working as a strategic consultant to the life sciences industry. He is currently a Senior Partner helping run Trinity Life Sciences’ strategy consulting business. Mr. Sanchez joined Trinity over a decade ago and has worked closely with clients to support strategic decision making across the product lifecycle. In his work consulting for pharmaceutical/biotech and medical device companies he has covered several diseases/therapeutic areas including oncology, rare and ultra-rare diseases, cell therapies, cardiovascular, diabetes, alcohol abuse/dependence, neurological, orthopedic, and renal diseases. Mr. Sanchez has been published in peer-reviewed publications on various topics including renal disease, patient epidemiology, medication adherence, suicidal ideation, minority patient recruiting, alcohol use/abuse and depression/anxiety treatment. Mr. Sanchez, prior to working in the life sciences industry, earned a Master’s of Business Administration from the Tuck School of Business at Dartmouth College and a Bachelor of Arts in Psychology from Harvard University. We believe that Mr. Sanchez’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in the life sciences industry, specifically in relation to trial research, clinical matters and product strategy.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the year ended December 31, 2024, our Board of Directors held 13 meetings. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which they were a member. The Board of Directors encourages Directors to attend in person, or virtually if being conducted only virtually, the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. All of the Directors in office at the time attended (virtually or telephonically) the 2024 Annual Meeting of Stockholders held on June 20, 2024. The non-employee Directors meet regularly in executive sessions outside the presence of management.

Mr. He has served as the Chairman of the Board as well as our Chief Executive Officer since March 1, 2023. Jason Jing Chen serves as the Vice Chairman of the Board. Among other things, each of the Chairman and Vice Chairman provides feedback to the Officers on executive sessions and facilitates discussion among the independent directors outside of meetings of the Board of Directors. Our Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. While our Board of Directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board, such Chairman and Chief Executive Officer roles will be combined until the Board of Directors determines otherwise. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated, including following any hiring of a new Chief Executive Officer.

The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee.

The Board of Directors continuously evaluates the membership and role of each of the committees of the Board of Directors, as well as the charters governing the same.

Audit Committee

The Audit Committee currently consists of Mr. Packard, Dr. Shmerling and Mr. Sanchez. Mr. Packard has served as the Chairman of the Audit Committee since April 5, 2023. The Audit Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met four times during 2024.

Under its charter, the Audit Committee is responsible for, among other things:

●	reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting and related matters;

●

reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the annual and quarterly financial statements and related disclosures, earnings releases and related accounting principles, policies, practices and judgments;

●	making a recommendation to the Board as to whether our audited financial statements should be included in our Annual Report on Form 10-K;

●	appointing, retaining and terminating, and determining compensation of, the Company’s independent auditors;

●	assurance of the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

●	preparation of the Audit Committee report required to be included in our annual proxy statement;

●

reporting matters that arise relating to quality or integrity of our financial statements, legal compliance, performance of the independent auditors and other matters, to the Board and reviewing such matters with the Board; and

●

the oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence, including performance of the lead audit partner, and reporting of such evaluation to the Board.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.

The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.

The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.hregen.com.

With respect to the Company’s independent registered public accounting firm, in accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee is involved in the selection of the lead audit partner. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Board of Directors has determined that all members of the Audit Committee are “independent” as such term is currently defined by Nasdaq rules (although we are not listed on the Nasdaq), meet the criteria for independence set forth under the rules of the SEC, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Packard qualifies as an “audit committee financial expert” under the rules of the SEC.

The Audit Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.hregen.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Ms. Li, Mr. Chen and Dr. Shmerling, who serves as the Chairman of the Compensation Committee. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to compensation matters, the Compensation Committee did not hold a formal meeting in 2024 but did act by written consent to review its charter. The Board of Directors will continue to evaluate the role of the Compensation Committee and to the extent advisable, will appoint additional Directors to serve as members of the Compensation Committee.

The Compensation Committee assists the Board with determining and overseeing the execution of our compensation philosophy and overseeing the administration of our executive compensation programs. Its responsibilities also include assisting the Board with oversight as to the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including our Chief Executive Officer. Our Chief Executive Officer is the only executive officer that is involved in the recommendation of the form of executive and Director compensation.

Although we are not listed on the Nasdaq, the Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by Nasdaq rules.

The Compensation Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.hregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Governance Committee

The current members of the Governance Committee are Mr. Sanchez and Mr. Chen, who serves as the Chairman of the Governance Committee. The Governance Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to governance matters, the Governance Committee did not hold a formal meeting in 2024 but did act by written consent to review its charter and make recommendations to the Board as to the nominee for Director at the Annual Meeting. The Board of Directors will continue to evaluate the role of the Governance Committee and to the extent advisable, appoint one or more additional directors to serve as members of the Governance Committee.

Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for reviewing all stockholder nominations and proposals submitted to the Company, determining whether such nominations or proposals were timely submitted and assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, including our Chairman, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.

The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.

Although we are not listed on the Nasdaq, the Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by Nasdaq rules.

The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.hregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our Company and its subsidiaries including, without limitation, the Chairman of the Board, Chief Executive Officer, the President, Chief Scientific Officer, as well as the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.hregen.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on our website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2024.

2.

The Audit Committee has discussed with representatives of CBIZ CPAs P.C. the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16 and the SEC.

3.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Packard, Chairman of the Audit Committee James Shmerling, DHA, FACHE,
Herman Sanchez

EXECUTIVE COMPENSATION

We are smaller reporting company and as a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with the U.S. Securities and Exchange Commission (“SEC”) rules. At the end of fiscal 2024, we had three named executive officers, being Junli (Jerry) He, our Chief Executive Officer, Director, and Chairman, Joseph Damasio, our Chief Financial Officer, and William Fodor, Ph.D., our Chief Scientific Officer. Where applicable, we have also included certain executive compensation disclosure in relation to Hong Yu, our current President, even though he would not technically have been a named executive officer during fiscal 2024.

Management Transitions

As previously disclosed, in March 2023, David Green resigned from his position as the Company’s Chief Executive Officer. Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing Director, and Mr. Green remains on our Board of Directors.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers listed below for services rendered in all capacities during the fiscal years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary	Stock Awards	Option Awards (1)	All Other Compensation		Total
Junli (Jerry) He	2024	$500,000	—	$760,811	$16,231	(2)	$1,277,042
Chief Executive Officer	2023	389,725	—	5,389,526	15,442	(3)	5,794,693
Hong Yu	2024	210,000	—	—	11,777	(4)	221,777
President	2023	178,846	—	—	10,219	(5)	189,065
William Fodor, PhD	2024	235,000	—	—	13,472	(6)	248,472
Chief Scientific Officer	2023	231,755	—	—	13,310	(7)	245,065
Joseph Damasio	2024	255,000	—	—	13,769	(8)	268,769
Chief Financial Officer	2023	252,404	—	—	13,639	(9)	266,043

(1)

Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 15 to our audited financial statements for fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on March 31, 2025. Amounts shown for Mr. He include values attributable to performance-based options that have not been earned due to the achievement of certain milestones. Assuming all of the milestones of such performance based options were achieved, the grant date fair value excluding the impact of estimated forfeitures of the related award would be $1,458,748.

(2)	Amount represents $15,212 for matching contributions made by the Company to Mr. He’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

(3)	Amount represents $14,423 for matching contributions made by the Company to Mr. He’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

(4)	Amount represents $10,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,277 for a life insurance policy.

(5)	Amount represents $8,942 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,277 for a life insurance policy.

(6)	Amount represents $11,750 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,722 for a life insurance policy.

(7)	Amount represents $11,588 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,722 for a life insurance policy.

(8)	Amount represents $12,750 for matching contributions made by the Company to Mr. Damasio’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

(9)	Amount represents $12,620 for matching contributions made by the Company to Mr. Damasio’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

Discussion of Summary Compensation Table and Related Matters

2024 Executive Compensation

Salary and Bonus

In 2024, the Board of Directors reviewed the overall executive compensation of the Company’s named executive officers.

Long-Term Equity Incentive Compensation

In 2024, the Board of Directors did not make any grants of long-term equity incentive awards in the form of stock options to its named executive officers as part of its annual compensation assessment.

The Board of Directors has approved grants of long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. These awards included grants to Mr. Yu and Dr. Fodor. In 2023, the Board of Directors approved a grant of long-term equity incentive awards in the form of stock options to Mr. He in connection with his appointment as the Company’s Chief Executive Officer as part of his total compensation package. The long-term equity incentive awards were granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance. The long-term incentive grants made to our named executive officers as of December 31, 2024 are described in the table below.

Name and Principal Position	Stock Option Awards
Junli (Jerry) He
Chief Executive Officer	1,220,640	(1)
William Fodor, PhD
Chief Scientific Officer	196,103	(2)
Hong Yu
President	113,116	(2)
Joseph Damasio
Chief Financial Officer	116,156	(3)

(1)

Subject to continued employment or service through the applicable vesting dates, (i) commencing on April 10, 2023, up to 732,384 of these options vested or will vest monthly in thirty-six consecutive equal monthly installments on the 10th day of each month through April 10, 2026, and (ii) up to 267,616 shall vest in two increments, each for 133,808 shares, each such vesting subject to certain performance milestones set by our Board of Directors.  On January 11, 2024, Mr. He received a nonqualified stock option to purchase 220,640 shares of Common Stock, the option shall vest in two increments, each for 110,320 shares, with such vesting subject to certain performance milestones as determined by the Board.

(2)	Subject to continued employment or service through the applicable vesting dates, these options vested or will vest in four equal amounts on each of December 29, 2021, 2022, 2023 and 2024.

(3)	Subject to continued employment or service through the applicable vesting dates, these options vested or will vest in four equal amounts on each of August 8, 2023, 2024, 2025, and 2026.

Historically, when granted, the long-term equity incentive awards are granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of awards among total executive compensation are also historically based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance.

Retirement and Other Benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.

Employment Agreements

Junli (Jerry) He, our Director and Chief Executive Officer and Chairman

The Company entered into an amended and restated employment agreement with Mr. He dated as of July 10, 2023, which amended and restated his employment agreement with the Company dated March 14, 2023. Mr. He’s employment agreement is effective until terminated by the Company or Mr. He upon written notice. Following an amendment to such amended and restated employment agreement effective as of March 14, 2023, Mr. He’s initial milestone stock option grant to purchase up to 488,256 was reduced to 267,616 shares to be purchased.

Mr. He was also eligible to receive cash incentive compensation on an annual basis of up to a one hundred percent (100%) of his base salary upon meeting objectives as determined by the Board of Directors of the Company or the Compensation Committee thereof.

On the Grant Date, Mr. He received the following: (I) a nonqualified stock option to purchase 267,616 shares of Common Stock, the option shall vest in two increments, each for 133,808 shares, with such vesting subject to certain performance milestones as determined by the Board, and (II) as a long term incentive grant, a nonqualified stock option to purchase 732,384 shares of Common Stock (the “LTI Grant”), which subject to continued employment, would vest monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date.

On January 11, 2024, Mr. He received a nonqualified stock option to purchase 220,640 shares of Common Stock, the option shall vest in two increments, each for 110,320 shares, with such vesting subject to certain performance milestones as determined by the Board.

Mr. He was also eligible to receive incentive compensation and employee benefit plans, including without limitation stock option plans, stock purchase plans and other employee benefit plans, as determined by the Board of Directors or the Compensation Committee.

As discussed below under “Potential Payments upon Termination and Change in Control Benefits,” effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing Director, and Mr. Green remains on our Board of Directors.

Hong Yu, our President

Effective as of May 29, 2018, the Board of Directors of the Company appointed Hong Yu as President of the Company. Prior to being elected President of the Company, Mr. Yu assisted the Company with strategic activities, including capital raising, and also assisted the Company’s lead investor, DST Capital, LLC, with respect to board, management and governance matters pertaining to the Company. Mr. Yu’s employment commenced in accordance with an offer letter executed as of May 16, 2018. Mr. Yu is an at-will employee and receives an annual base salary of $210,000 (increased effective July 1, 2023 from $150,000). Mr. Yu is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

William Fodor, Ph.D., our Chief Scientific Officer

On July 2, 2018, William Fodor, Ph.D., our Chief Scientific Officer became an employee of the Company. The employment commenced in accordance with an offer letter executed as of June 4, 2018. Dr. Fodor is an at-will employee and receives an annual base salary of $235,000 (increased effective July 1, 2023 from $228,750). Dr. Fodor is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Joseph Damasio, our Chief Financial Officer

Effective as of August 8, 2022, the Board of Directors of the Company appointed Joseph Damasio as Chief Financial Officer of the Company. The employment commenced in accordance with an offer letter executed as of August 8, 2022. Mr. Damasio is an at-will employee and receives an annual base salary of $255,000 (increased effective July 1, 2023 from $250,000). Mr. Damasio is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Potential Payments upon Termination and Change in Control Benefits

In accordance with our Amended and Restated Equity Incentive Plan, or the Plan, the outstanding options thereunder, including those held by our Named Executive Officers, upon the consummation of a Sale Event or Change of Control, which are defined in the Plan, all such options shall then become fully vested and exercisable.

Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing Director, and Mr. Green remains on our Board of Directors. Such transition was treated as a termination without cause in connection with the hiring of a replacement Chief Executive Officer under Mr. Green’s amended and restated employment agreement. In connection with such transition, Mr. Green received accrued and unpaid base salary through the date of his termination, and following his execution of the required release, the remaining unvested portion of the LTI Grant that would have vested within the twelve (12) months following the Grant Date accelerated and became fully vested. The unvested portions of his other stock option grants described above were forfeited as of such transition.

PAY VERSUS

PERFORMANCE

The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s Principal Executive Officer (“PEO”), Mr. Junli (Jerry) He, and (ii) the Company’s named executive officers (“NEOs”) other than Mr. He, on an average basis. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year.

The methodology for calculating amounts presented in the columns “Compensation Actually Paid PEO” and “Average Compensation Actually Paid for other NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the “Reconciliation of Summary Compensation Total to CAP” table below. Discussion of the relationship between CAP and the Company performance measures is also presented below.

Pay Versus Performance Table

			Average		Value of Initial Fixed
	Summary		Summary	Average	$100 Investment	Net
	Compensation	Compensation	Compensation	Compensation	Based On	Income
	Table	Actually	Table Total	Actually Paid	Total	(Loss)
	Total for	Paid to	for Non-PEO	for Non-PEO	Shareholder	$ in thousands
Year	PEO $	PEO $	NEOs $ (1)	NEOs $ (1)	Return $ (2)	(3)
2024	1,277,042	894,529	246,339	(254,472)	130	(7,732)
2023	5,794,693	5,794,693	233,391	105,039	296	(9,022)
2022	37,152	(10)	227,533	227,533	274	(6,253)

1.	The other NEOs for 2024 and 2023 were William Fodor, Hong Yu and Joseph Damasio.

2.	Reflects the value on December 31 for each period presented of an initial fixed investment of $100 on January 1, 2022.

3.	Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Reconciliation of Summary Compensation Total to CAP

Year	Executive	Summary Compensation Table Total $	Subtract Equity Awards $ (1)	Add Year-End Equity Value $ (2)	Change in Value of Equity Awards $ (3)	Change in Value of Vested Equity Awards $ (4)	Compensation Actually Paid $
2024	PEO	1,277,042	(382,513)	—	—	—	894,529
	Non PEOs NEOs	246,339	(1,245,936)	745,125	—	—	(254,472)
2023	PEO	5,794,693	(5,389,526)	5,389,526	—	—	5,794,693
	Non PEO NEOs	233,391	—	—	(128,352)	—	105,039
2022	PEO	37,152	—	—	(185,809)	148,647	(10)
	Non PEO NEOs	227,533	(89,160)	—	—	89,160	227,533

(1) Represents the grant date fair value and, for purposes of the Non PEO NEOs, the average grant date fair value, of equity awards granted during the year, as reported in the “Stock Awards” column of the Summary Compensation Table for the applicable year.

(2) Represents the end of year fair value and, for purposes of the Non PEO NEOs, the average of the end of year fair value, of equity awards granted during the year that are outstanding and unvested as of the end of year.

(3) Represents the change in fair value and, for purposes of Non PEO NEOs, the average change in fair value, as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were outstanding and unvested as of the end of the year.

(4) Represents the change in fair value and, for purposes of Other NEOs, the average change in fair value (from the end of the prior fiscal year to the date of vesting), of equity awards granted in prior years that vested during the year.

REPORT OF THE COMPENSATION COMMITTEE

Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting Director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

Our current compensation arrangements for our non-employee Directors:

●	Initial grant of stock options with a value of $25,000 at the grant date to vest in full in equity quarterly increments over a period of one year from the grant date.

●

Annual compensation to consist of a grant of stock options, in lieu of cash fees, with a value of $20,000 at the date of grant, with all such awards to vest in full in quarterly increments over a period of one year following the grant date and a grant of stock options with a value of $25,000 at the grant date, where the grant date shall be the fifth business day following our annual meeting of stockholders, with all such awards to vest in full in quarterly increments over a period of one year from the grant date.

●	In addition, all non-employee Directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

In October 2023, our Board of Directors amended our non-employee director compensation policy in which the amendments would become effective immediately upon the Company’s initial private placement that includes common stock in the event the gross proceeds of such private placement are at least $10,000,000. The amendments below would become effective such that:

●

Upon initial appointment to the Board of Directors, a newly appointed Chairman of the board or Chairman of the Audit Committee, is each awarded options to purchase 30,000 shares of the Company’s common stock at the grant date while any other non-employee Director is awarded options to purchase 20,000 shares of common stock that vest in full in quarterly increments over a period of one year from the grant date, or the Initial Option.

●

On the fifth business day following the Company’s annual stockholders’ meeting, the Chairman of the board and the Chairman of the Audit Committee, is each awarded options to purchase 30,000 shares of the Company’s common stock while any other non-employee Director is awarded options to purchase 20,000 shares of common stock, or the Annual Option. Such options vest in full in quarterly increments over a period of one year from the grant date.

●	Directors who are also employees of the Company receive no cash compensation for service as a Director.

●	In addition, all non-employee Directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

DIRECTOR COMPENSATION TABLE

The following table presents the compensation provided by us to the non-employee Directors who served during the fiscal year ended December 31, 2024.

	Fees
	earned or	Option
	paid	awards
Name	in cash	(1)	Total
Jason Jing Chen	$—	$45,000	$45,000
David Green	—	45,000	45,000
Ting Li	—	45,000	45,000
Ronald Packard	—	45,000	45,000
Herman Sanchez	—	45,000	45,000
James Shmerling, DHA, FACHE	—	45,000	45,000
Mao Zhang	—	25,000	25,000

(1)

Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Assumptions used in the calculation of this amount are included under Share-Based Compensation in Note 15 to our audited financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the SEC on March 31, 2025

.

The following table shows the total number of outstanding stock options as of December 31, 2024 that have been issued as Director compensation.

Aggregate
Number of
Stock Options
Name	Outstanding

Jason Jing Chen	142,042
David Green	729,643
Ting Li	135,758
Ronald Packard.	36,346
Herman Sanchez	99,712
James Shmerling, DHA, FACHE	134,488
Mao Zhang	7,198

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2024

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2024.

		`				Restricted
	Option Awards					Stock Units
	Number of	Number of
	Securities	Securities				Number of
	Underlying	Underlying		Option		Securities
	Unexercised	Unexercised		Exercise	Option	Underlying
	Options (#)	Options (#)		Price	Expiration	Restricted
	Exercisable	Unexercisable		($)	Date	Stock Units
Junli (Jerry) He	19,622	—	(1)	2.75	9/5/2031	—
	6,813	—	(2)	4.71	5/18/2032	—
	11,257	—	(3)	4.65	6/29/2032	—
	—	267,616	(4)	6.08	4/10/2033	—
	406,880	325,504	(5)	6.08	4/10/2033	—
	—	220,640	(6)	4.07	1/11/2034	—
William Fodor, Ph.D	196,103	—	(7)	2.30	12/29/2031	—
	104,643	—	(8)	2.72	5/29/2028	—
	20,929	83,714	(9)	2.72	5/29/2028	—
Hong Yu	22,089	—	(2)	4.71	5/18/2032	—
	84,837	28,279	(8)	2.30	12/29/2031	—
	104,643	—	(9)	2.72	5/29/2028	—
	20,929	83,714	(9)	2.72	5/29/2028	—
Joseph Damasio	58,078	58,078	(10)	5.00	8/8/2032	—

(1)	The option was granted on September 5, 2021 and is fully vested, as it vested twelve consecutive equal monthly installments on the 5th day of each month through September 5, 2022.

(2)	The options are fully vested in satisfaction of sales commissions incurred in relation to the May 2022 private placement.

(3)	The option was granted on June 29, 2022 and is fully vested, as it vested twelve consecutive equal monthly installments on the 29th day of each month through June 29, 2023.

(4)

The option was granted on April 10, 2023 and, assuming continued employment or service with our Company, the unvested shares shall vest and become exercisable in two increments, each for 133,808 shares, based on the achievement of certain milestone targets determined by our Board of Directors.

(5)

The option was granted on April 10, 2023 and, assuming continued employment with our Company, would vest monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date.

(6)

The option was granted on January 11, 2024 and, assuming continued employment or service with our Company, the unvested shares shall vest and become exercisable in two increments, each for 133,808 shares, based on the achievement of certain milestone targets determined by our Board of Directors.

(7)

The option was granted on December 29, 2021 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on December 29th of each of 2021, 2022, 2023 and 2024.

(8)

The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares became exercisable in equal installments on December 31st of each of 2018, 2019, 2020 and 2021.

(9)

The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable based on the achievement of certain milestone targets determined by our Board of Directors.

(10)

The option was granted on August 8, 2022 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on August 8th of each of 2023, 2024, 2025 and 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of April 14, 2025 by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our Directors and nominee for Director; (iii) each of our named executive officers; and (iv) all of our current Directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 14, 2025 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 14, 2025, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)

Greater than 5% Holder

DST Capital LLC	3,975,686	24.6%	(3)
An Zhang	1,419,212	8.7%	(4)
Du Ziaoyu	750,000	4.7%	(5)
Stellars Capital	2,113,784	13.3%	(6)

Named Executive Officers

Junli (Jerry) He	821,236	5.0%	(7)
Hong Yu	527,756	3.3%	(8)
William Fodor, Ph.D	321,675	2.0%	(9)
Joseph Damasio	58,078	*%	(10)

Non-employee Directors

Jason Jing Chen	300,959	1.9%	(11)
David Green	746,998	4.5%	(12)
Ting Li	133,207	*%	(13)
Ronald Packard	33,795	*%	(14)
Herman Sanchez	97,161	*%	(15)
James Shmerling, DHA FACHE	157,275	*%	(16)
Mao Zhang	5,398	*%	(17)

All current executive officers and directors, as a group (11 persons)	3,203,538	17.6%	(18)

*	Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).

(1)	Unless otherwise indicated, the address for all persons shown is c/o Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)

Based on 15,918,979 shares of Common Stock outstanding on April 14, 2025, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days of April 14, 2025 (the “Exercisable Common Stock”).

(3)

This information is based in part upon a Schedule 13D (Amendment No. 9) filed jointly by DST Capital LLC (“DST Capital”), and Bin Zhao reporting beneficial ownership as of September 1, 2021. Consists of 3,756,547 shares of Common Stock.

(4)	This information is based upon a Schedule 13G/A filed by An Zhang on February 16, 2023 reporting beneficial ownership as of December 31, 2022.

(5)	This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.

(6)	This information is based in part upon a Schedule 13D filed by Stellars Capital reporting beneficial ownership as of September 26, 2024.

(7)	Includes 254,600 shares of Common Stock and options to acquire 566,636 shares of Exercisable Common Stock.

(8)	Includes 266,979 shares of Common Stock and options to acquire 260,777 shares of Exercisable Common Stock.

(9)	Includes options to acquire 321,675 shares of Exercisable Common Stock.

(10)	Includes options to acquire 58,078 shares of Exercisable Common Stock.

(11)	Includes 161,468 shares of Common Stock, and options to acquire 139,491 shares of Exercisable Common Stock.

(12)	Includes 175,329 shares of Common Stock, warrants to purchase up to 67,905 shares of Common Stock, as well as options to acquire 503,764 shares of Exercisable Common Stock.

(13)	Includes options to acquire 133,207 shares of Exercisable Common Stock.

(14)	Includes options to acquire 33,795 shares of Exercisable Common Stock.

(15)	Includes options to acquire 97,161 shares of Exercisable Common Stock.

(16)	Includes 16,892 shares of Common Stock, warrants to purchase up to 8,446 shares of Common Stock, as well as options to acquire 131,937 shares of Exercisable Common Stock.

(17)	Includes options to acquire 5,398 shares of Exercisable Common Stock.

(18)	Includes 875,268 shares of Common Stock, warrants to purchase up to 76,351 shares of Common Stock, as well as options to acquire 2,251,919 shares of Exercisable Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2024 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	4,385,477	4.54	4,629,538	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	4,385,477	4.54	4,629,538

(1)	Consists of our Amended and Restated Equity Incentive Plan and our Employee Stock Purchase Plan.

(2)	Includes 5,034,760 shares available for future issuance under our Amended and Restated Equity Incentive Plan and 2,966 shares available for future issuance under our Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.

Since the beginning of the 2024 fiscal year, we were not a participant in any related person transactions, and none are currently proposed, that required disclosure under this heading except the following.

On February 1, 2024, the Company entered into a loan arrangement with Junli He, the Chairman and Chief Executive Officer of the Company (the “Lender”), pursuant to which the Lender has agreed to loan the Company an aggregate amount of $500,000 as evidenced by a Bridge Note executed by the Company in favor of, and accepted by, the Lender (the “Bridge Note”). The Bridge Note accrued interest at an annual fixed rate of 8%. The Company evaluated the Bridge Note for derivative liability treatment and has determined that the components of the Bridge Note did not qualify for derivative accounting treatment. The principal balance and accrued interest of $22,889 on the Bridge Note were settled in full in cash on August 29, 2024.

ANTI-HEDGING POLICY

Under our insider trading policy, our Directors, officers and employees may not at any time buy or sell options, puts or calls on company securities, security futures, or other derivative securities that reference company securities and may not enter into hedging or similar transactions that are designed to offset any decrease in the market value of company securities. In addition, our Directors and executive officers are prohibited from engaging in short sales of our stock.

INSIDER TRADING POLICY

We have an Insider Trading Policy, which governs the purchase, sale and other dispositions of our securities by Directors, employees, contractors, and part-time and temporary workers globally of the Company, as well as their immediate family members and other persons living in their households. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and all applicable listing standards. The Insider Trading Policy generally prohibits covered persons from directly or indirectly purchasing or selling our securities while in possession of material non-public information concerning us.  The Insider Trading Policy also applies to the securities of any other companies to the extent any covered person obtains material nonpublic information regarding such other company in the course of performing services for us. The Insider Trading Policy requires pre-approval of any transaction related to our securities by covered persons. The full text of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on March 31, 2025.

EQUITY GRANT TIMING PRACTICES

Although we have not adopted a formal policy pertaining to the timing of stock option grants, it is our practice not to time the grant of equity awards, including stock options, in relation to the release of material non-public information. Similarly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee generally approves the grant of annual equity awards for the Company’s executive officers, including each of the named executive officers. In special circumstances, including the hiring or promotion of an individual or where the Compensation Committee or the Board determines it is in the best interest of the Company, the Compensation Committee or the Board may approve grants of equity awards at other times.  During the year ended December 31, 2024, we did not grant stock options or SARs to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K, in each case that disclosed any material non-public information.

DELINQUENT SECTION 16(a) REPORTS

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2024, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for the independent board members, whose Form 4 filing, reporting a stock option granted on June 27, 2024 was filed on July 15, 2024, Junli He, whose Form 4 filing, reporting common stock purchases through June 27, 2024 was filed on July 2, 2024 and additional common stock purchases through September 6, 2024 was filed on September 12, 2024 and Mao Zhang, whose Form 4 filing, reporting a stock option granted on September 3, 2024 was filed on September 26, 2024.

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

In order to be considered for inclusion in our proxy statement and form of proxy for our 2026 annual meeting, stockholder proposals intended to be presented at our 2026 annual meeting of stockholders must be received by us on or before January 8, 2026. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

To the extent a stockholder of record wishes to have a stockholder proposal considered at an annual meeting even though such proposal is not included in our proxy statement, our By-laws provide that such stockholder of record must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

All securityholder recommendations for Director candidates must be submitted in writing to our Secretary at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371, who will forward all recommendations to the Governance Committee. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules under the Securities Exchange Act of 1934, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in our bylaws, Rule 14a-19 as promulgated under the Securities Exchange Act of 1934, or as otherwise permitted by law. All securityholder recommendations for Director candidates must include:

●	the name and address of record of the securityholder,

●

a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

●

the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

●

a description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

●	a description of all arrangements or understandings between the securityholder and the proposed Director candidate,

●

the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

●	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Our independent public accounting firm is CBIZ CPAs P.C., Boston, Massachusetts. Our predecessor independent public accounting firm was Marcum LLP, Boston, Massachusetts.

The following table provides a summary of fees for professional services provided by CBIZ CPAs P.C., our current independent registered public accounting firm, during the fiscal years ended December 31, 2024 and 2023, in each of the following categories as set forth in the table below.

	2024	2023
Audit Fees (1)	$227,310	$234,722
Audit-related Fees (2)	—	15,381
Tax Fees (3)	—	—
Total Fees	$227,310	$250,103

(1)	Audit Fees for both 2024 and 2023 included fees associated with the annual audit of our consolidated financial statements and the reviews of our Quarterly Report on Form 10-Q.

(2)	Audit-related Fees to Marcum LLP for 2023 included fees relating to the filing of a Registration Statement on Form S-8.

(3)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

All Other Fees

None.

All of the services performed in the years ended December 31, 2024 and December 31, 2023 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated and considers the advisability and potential impact of selecting a different independent registered public accounting firm. A representative of CBIZ is not expected to be present at the Annual Meeting.

Marcum LLP (“Marcum”) audited our financial statements for the fiscal years ended December 31, 2022, 2023 and 2024. On April 11, 2025, the Audit Committee approved the engagement of CBIZ following CBIZ’s acquisition of the attest business of Marcum.  Marcum’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the inclusion of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 14, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with the reports on the Company’s financial statements for such years. In addition, during the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 14, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

We previously provided Marcum with a copy of the disclosures above and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated April 14, 2025, was filed as Exhibit 16.1 with our current report on Form 8-K filed with the SEC on April 14, 2025.

During the fiscal years ended December 31, 2023, and December 31, 2024, and the subsequent interim period through April 14, 2025, we did not consult with CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of CBIZ to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of CBIZ, the Audit Committee will reconsider the appointment of CBIZ. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on Proposal No. 2 by holders of shares of Common Stock present or represented by proxy at the Annual Meeting is required for the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In tabulating the voting results for the ratification of the appointment of CBIZ, abstentions and broker non-votes will not affect the voting results on Proposal No. 2 because only “FOR” and “AGAINST” votes are counted as votes cast.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS AND PHASE-IN ANNUAL DIRECTOR ELECTIONS

Our Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend our Amended and Restated Certificate of Incorporation (the “Charter”) to remove the three separate classes of Directors of the Board and replace them with one class of Directors over a three-year phase-in period and to make certain additional changes related thereto (collectively, the “Declassification Amendment”). Declassifying the Board will allow the Company’s stockholders to vote on the election of the entire Board each year, after the terms end of the current Directors and Director nominees, rather than on a three-year staggered basis as with the current classified board structure. The following description is a summary only and is qualified in its entirety by reference to Annex A to this Proxy Statement.

Current Status

Under the Charter, the Board is currently separated into three classes. Absent the earlier death, disability, resignation, disqualification or removal of a Director, each year the stockholders of the Company are asked to elect the Directors comprising one of the classes for a three-year term. The term of the current Class III Directors is set to expire at this Annual Meeting. The term of the current Class I Directors is set to expire in 2026 and the term of the current Class II Directors is set to expire in 2027. Directors may be removed only for cause upon the affirmative vote of the holders of at least 75% of the outstanding shares of stock of the Company entitled to vote generally for the election of Directors.

Rationale for the Proposal

The Board believes that the classified board structure served the Company well following the Company’s spinout from Harvard Bioscience, Inc., by promoting continuity and stability and encouraging a long-term perspective on the part of Directors, and it would be beneficial in the event of a proxy contest. As part of our continuous evaluation of corporate governance practices and engagement with stockholders, the Board and the Nominating and Governance Committee of the Board review our governing documents and consider possible changes. After careful consideration and having heard our stockholders’ preferences expressed through our engagement with them, the Board has determined that it is in the best interests of the Company and its stockholders to declassify the Board over a three-year period, so that all Directors stand for election annually from and after the 2028 annual meeting of stockholders. A declassified board will enable the Company’s stockholders to express a view on each Director’s performance by means of an annual vote and will support the Company’s ongoing efforts to maintain “best practices” in corporate governance.

Effect of the Proposal

Pursuant to the Declassification Amendment, the phaseout of the classified Board commences with the 2026 annual meeting of shareholders, at which the Class I Directors will be up for election, and each such Director will be elected for a one-year term. At the 2027 annual meeting of shareholders, the Class I and Class II Directors will be up for election, and each such Director will be elected for a one-year term. Finally, at the 2028 annual meeting of shareholders, all Directors will be up for election as one class, and each Director elected at the 2028 annual meeting of shareholders (and at all annual meetings thereafter) will be elected for a one-year term and until his or her successor is duly elected and qualified or until such Director’s earlier death, resignation or removal. The phasing in of annual elections of Directors over this period is designed so that the term of any incumbent Director will not be shortened, and to ensure a smooth transition to a system of annual elections of all our Directors.

Under Section 141(k) of the DGCL, unless otherwise provided in a company’s certificate of incorporation, directors serving on a classified board may be removed by stockholders only for cause, while directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. As a result, approval of the Declassification Amendment will also result in an amendment to the Charter to allow for the removal of a Director from the Board, with or without cause, by the holders of a majority in voting power of the then-outstanding shares then entitled to vote at an election of Directors, from and after the 2026 annual meeting of stockholders for the current Class I directors, from and after the 2027 annual meeting of stockholders for the current Class I and II directors and from and after the 2028 annual meeting of stockholders for all Directors.

The Declassification Amendment would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes included in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Declassification Amendment. The description of the Declassification Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Declassification Amendment is not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Declassification Amendment prior to its implementation, if it determines, in its sole discretion, that the Declassification Amendment is no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal No. 3 requires the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal No. 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS AND PHASE-IN ANNUAL DIRECTOR ELECTIONS.

PROPOSAL 4

AMENDMENT TO EACH OF THE COMPANY'S CHARTER AND THIRD AMENDED AND RESTATED BYLAWS TO PERMIT SPECIAL STOCKHOLDER MEETINGS TO BE CALLED BY HOLDERS OF AT LEAST 35% OF THE COMPANY'S VOTING POWER

After careful consideration, our Board has unanimously approved and declared advisable, and recommends that our stockholders adopt, an amendment to our Charter that would authorize stockholders holding at least 35% of our voting power (with certain stockholders holding their shares continuously for at least one year) to request that a special meeting of stockholders be called, as set forth in this Proposal No. 4 (the “Special Meeting Amendment”).

Proposed Amendments

Our current Charter provides that our stockholders do not have the right to call special meetings of stockholders.  The ability of stockholders to request the calling of special meetings is increasingly considered an important aspect of good corporate governance. Our Board believes that introducing a right for stockholders to call a special meeting is an important step in the evolution of our corporate governance.

The Special Meeting Amendment would allow for special meetings of stockholders to be called by the Chair of the Board upon the written request of stockholders representing at least 35% of the voting power of the then-outstanding shares of capital stock then entitled to vote generally in the election of Directors as of the record date for determining stockholders entitled to request that a special meeting be called through the date of the meeting. No shares held by a Calling Person (to be defined in the By-laws, as amended, to mean any stockholder that has provided the written request and the beneficial owners on whose behalf the request is made) will be counted for satisfying the 35% threshold unless they have been held continuously for at least one year prior to the date we received the request. In addition, the special meeting request must comply with the requirements set forth in the By-laws, as they may be amended from time to time.

The Special Meeting Amendment would not modify the right under the Charter for special meetings to be called by the Board or the Chair of the Board pursuant to a written resolution adopted by the majority of the total number of Directors constituting the Board assuming there are no vacancies.

The Special Meeting Amendment is included with this Proxy Statement as Annex B, and the foregoing summary of the Special Meeting Amendment is qualified in its entirety by reference to the text of the amendments as set forth in Annex B. Additions are indicated by underlining, and deletions are indicated by strikeouts.

Purpose of the Proposed Amendments

The Board believes that the right to request the calling of special meetings is an important governance mechanism that allows stockholders to have their voice heard on time-sensitive and critical matters between annual meetings of stockholders. The Board also believes that special meetings are extraordinary events and should not be a mechanism that a small group of stockholders may wield to advance private agendas or interests that our broader stockholder base may not share and might not ultimately adopt at the meeting. Organizing and preparing for a special meeting may be disruptive and divert significant time and attention of our Board and management away from their primary focus of overseeing and operating our business and creating long-term stockholder value. Further, with each special meeting, we may incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies and tabulate votes.

Following consideration of our corporate governance, market practice and feedback from engagement with many of our significant stockholders, the Board has concluded that a 35% ownership threshold (with certain stockholders holding such shares continuously for at least one year) strikes an appropriate balance between ensuring that special meetings can be called to act on extraordinary and urgent matters and protecting the long-term interests of our Company and our stockholders. A 35% ownership threshold represents a critical mass of support for the business proposed to be brought before the meeting, helping ensure that the business proposed by stockholders is broadly supported by stockholders and has a credible chance of being adopted at the meeting. Additionally, this threshold is consistent with market practice.

Finally, the Board believes that it is appropriate to require the proponent stockholder submitting the special meeting request (but not other stockholders supporting the request) to have held its shares included in the requesting percentage continuously for at least one year to reduce the risk that special meetings are called for short-term private agendas.

In light of these considerations, and upon recommendation of the Nominating and Corporate Governance Committee, the Board adopted resolutions declaring it advisable to amend the Charter as provided by the Special Meeting Amendment, and resolved to submit the Special Meeting Amendment to the stockholders for adoption.

Overview of Related Changes to the By-Laws

The Board has approved changes to the By-laws, contingent on the effectiveness of these proposed amendments to the Charter (the “Special Meeting By-law Amendments” together with the Special Meeting Amendment, the “Meeting Amendments”), that establish the procedures by which stockholders may submit a special meeting request. The Special Meeting By-law Amendments are set forth on Annex C attached to this Proxy Statement, and the following summary of the Special Meeting By-law Amendments is qualified in its entirety by reference to Annex C.

The Special Meeting By-law Amendments would require that, before stockholders request that a special meeting be called, a stockholder of record must request that the Board fix a record date for purposes of determining the stockholders entitled to request a special meeting.

In connection with the request to fix a record date or request to call a special meeting, the requesting stockholders would be required to submit certain information, including (other than for any stockholder whose support was solicited under the Exchange Act) the same information required for stockholder proposals and board nominees at annual meetings under our advance notice by-law provisions. This is intended to promote transparency and to provide us and our stockholders comparable information about matters that a stockholder seeks to present for a stockholder vote, whether the stockholder is seeking to use the advance notice process or special meeting right.

The Special Meeting By-law Amendments would also impose qualifications designed to prevent duplicative and unnecessary meetings by disregarding requests that include, among other things, proposed business that did not appear on the written request that resulted in the fixing of the record date for determining stockholders entitled to request a special meeting be called; was received by our Corporate Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; includes proposed business that is identical or substantially similar to an item (a “Similar Item”) that was presented at any meeting of stockholders held not more than 120 days prior to receipt by the Secretary of the special meeting request; or was received by the Secretary within 90 days before an annual or special meeting of stockholders has been or is called to be held and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) a Similar Item.

Required Vote to Approve the Proposed Amendments

This Proposal No. 4 will be approved and the Meeting Amendments will be adopted if the votes cast “For” the proposal are equal to at least 75% of the voting power of the then-outstanding shares of our capital stock then entitled to vote generally in the election of Directors, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal No. 4.

If this Proposal No. 4 is approved by the requisite vote of our stockholders at the Annual Meeting, the Meeting Amendments would become effective upon the filing of the amendment to our Charter with the Secretary of State of the State of Delaware, which we intend to file promptly following the Annual Meeting if our stockholders approve the amendments. If this Proposal 4 is not approved by the requisite vote of our stockholders at the Annual Meeting, the amendments to the amendment to our Charter described in this Proposal No. 4 would not become effective and stockholders would continue to not have the right to request special meetings of stockholders.

Although we presently intend to file and effect the proposed amendment to the amended and restated Bylaws, notwithstanding stockholder approval of such amendment, the Board will have the sole discretion as to whether to file and effect the proposed Meeting Amendments and reserves the right to abandon such Meeting Amendments without any further action by our stockholders if at any time prior to the filing or effectiveness of the Meeting Amendments, the Board determines, in its sole discretion, that the Meeting Amendments are no longer in the best interests of our company and our stockholders. By voting in favor of the proposed Meeting Amendments, stockholders are also expressly authorizing the Board to determine not to proceed with, or abandon, such Meeting Amendments if it should so decide.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND EACH OF THE COMPANY'S CHARTER AND THIRD AMENDED AND RESTATED BYLAWS TO PERMIT SPECIAL STOCKHOLDER MEETINGS TO BE CALLED BY HOLDERS OF AT LEAST 35% OF THE COMPANY'S VOTING POWER.

PROPOSAL 5

APPROVAL OF AN AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Charter, to effect a reverse stock split at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our Board of Directors, in its discretion, following stockholder approval (if obtained), but no later than June 20, 2027 (the “Reverse Stock Split”). If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split on or before June 20, 2027, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

If implemented, the Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The Reverse Stock Split could increase the market price of our Common Stock sufficiently to satisfy the initial listing requirements for uplisting our Common Stock onto The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would increased, or the increase would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on The Nasdaq Capital Market if we are able to uplist in the future.

In addition, we believe that a low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:

•	the initial and continued listing requirements of Nasdaq;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added before subsection (A) of ARTICLE IV of the Charter:

“Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each          shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

The Certificate of Amendment attached hereto as Annex D reflects the changes that will be implemented to our Charter if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including one and one quarter of one (1.25) and five (5), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the Reverse Stock Split, our Common Stock would receive a new CUSIP number and will continue to be initially quoted on the OTC Markets Group, Inc. OTCQB Marketplace under the symbol “HRGN,” provided that if such split is completed in connection with any future proposed uplisting onto The Nasdaq Capital Market that is approved by Nasdaq, the Common Stock would be listed on The Nasdaq Capital Market under the symbol “HRGN” following such uplisting.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including one and one quarter of one (1.25) and five (5), depending on the exchange ratio selected by the Board of Directors.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

The following table reflects the number of shares of Common Stock that would be outstanding as a result of the effectiveness of the Reverse Stock Split and the approximate percentage reduction in the number of outstanding shares based on            shares of Common Stock issued and outstanding as of the Record Date. The following table also shows the shares that would be available for issuance at various ratios that the Board of Directors may consider if the Reverse Stock Split is effected.

Proposed Reverse Split Ratio	Approximate Percentage Reduction	Approximate Shares of Common Stock to be Outstanding After the Reverse Split	Shares of Common Stock Available for Issuance After the Reverse Split
1-for-1.25	20.0%
1-for-5	80.0%

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the effective time). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split on or before June 20, 2027, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by Nasdaq, on the last trading day prior to the effective date of the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•

The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the minimum bid price per share as required by Nasdaq for any potential initial listing in the future, or the Company may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, resulting in the delisting of our Common Stock.

•

Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•

The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock not being approved for listing, or thereafter being delisted, from The Nasdaq Capital Market.

•

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.

Certificated Shares

If effectuated, as soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan

As of the Record Date, there were outstanding stock options to purchase an aggregate of                                   shares of our Common Stock with a weighted average exercise price of $          per share, and warrants to purchase an aggregate of                                   shares of common stock with a weighted average exercise price of $           per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-twentieth the number currently covered, and the exercise or conversion price per share will be increased by between and including one and one quarter of one (1.25) and five (5) times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our common stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Right of Appraisal

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ right of appraisal with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-Reverse Stock Split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Information Reporting and Backup Withholding

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Interests of Directors and Executive Officers

Our Directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the special meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Charter to effect the Reverse Stock Split of our Common Stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Reverse Stock Split.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR CHARTER TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 6

NON-BINDING ADVISORY VOTE ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Harvard Apparatus Regenerative Technology, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2025 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal No. 6, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required

The affirmative vote of a majority of the votes cast on Proposal No. 6 by holders of shares of Common Stock present or represented by proxy at the Annual Meeting is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.  In tabulating the voting results for Proposal 6, abstentions and broker non-votes will not affect the voting results on Proposal No. 6 because only “FOR” and “AGAINST” votes are counted as votes cast.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2024. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Annex A

DECLASSIFICATION AMENDMENT TO CHARTER

Proposed changes to Harvard Apparatus Regenerative Technology, Inc.’s, (the “Company’s”) Amended and Restated Certificate of Incorporation (the “Charter”) to remove the three separate classes of Directors of the Board and replace them with one class of Directors over a three-year phase-in period and to make certain additional changes related thereto (collectively, the “Declassification Amendment”) are shown below related to Proposal 3. Additions are indicated by underlining and deletions are indicated by strike-outs. The Board of Directors of the Company (the “Board”) reserves the right to elect to abandon the Declassification Amendment prior to its implementation, if it determines, in its sole discretion, that the Declassification Amendment is no longer in the best interests of the Company and its stockholders.

If Proposal 3 is approved by the stockholders of the Company, Article VI Section 3 of the Charter will be amended at the sole discretion of the Board as follows:

ARTICLE VI

DIRECTORS

3. NUMBER OF DIRECTORS; TERM OF OFFICE. Subject to all the rights, powers and preferences of any series of Undesignated Preferred Stock, the number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, are ~~shall be~~ classified, with the terms of the classes elected at the annual meetings of stockholders held in 2023, 2024 and 2025, respectively, expiring at the third annual meeting of stockholders held after the election of such class of directors; provided that such division shall terminate at the third annual meeting of stockholders held after the 2025 annual meeting of stockholders. Notwithstanding the preceding sentence, but subject to the rights of the holders of any one or more classes or series of Preferred Stock to elect directors separately as a class, each director elected by the stockholders after the 2025 annual meeting of stockholders ~~with respect to the term for which they severally hold office, into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as reasonably may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective. The initial Class I Directors~~ shall serve for a term expiring at the first annual meeting of stockholders next following the annual meeting at which such Director was elected.~~to be held in 2014, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2015, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2016.~~ At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the first ~~third~~ succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors ~~elected to each class~~ shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV [CAPITAL STOCK] of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

Annex B

SPECIAL MEETING AMENDMENT TO CHARTER

Proposed changes to Harvard Apparatus Regenerative Technology, Inc.’s, (the “Company’s”) Amended and Restated Certificate of Incorporation (the “Charter”) to authorize stockholders holding at least 35% of our voting power (with certain stockholders holding their shares continuously for at least one year) to request that a special meeting of stockholders be called, (the “Special Meeting Amendment”) are shown below related to Proposal 4. Additions are indicated by underlining and deletions are indicated by strike-outs. The Board of Directors of the Company (the “Board”) reserves the right to elect to abandon the Special Meeting Amendment prior to its implementation, if it determines, in its sole discretion, that the Special Meeting Amendment is no longer in the best interests of the Company and its stockholders.

If Proposal 4 is approved by the stockholders of the Company, Article V Section 2 of the Charter will be amended at the sole discretion of the Board as follows:

ARTICLE V

STOCKHOLDER ACTION

2. SPECIAL MEETINGS. Except as otherwise required by the DGCL and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by (A) the Secretary of the Company, following receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who own, in the aggregate, at least thirty-five percent (35%) of the voting power of the outstanding shares of the Company then entitled to vote on the matter or matters to be brought before the proposed special meeting, or (B) the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

Annex C

SPECIAL MEETING AMENDMENT TO BYLAWS

Proposed changes to Harvard Apparatus Regenerative Technology, Inc.’s, (the “Company’s”) Amended and Restated Bylaws (the “Bylaws”) to authorize stockholders holding at least 35% of our voting power (with certain stockholders holding their shares continuously for at least one year) to request that a special meeting of stockholders be called, (the “Special Meeting Amendment”) are shown below related to Proposal 4. Additions are indicated by underlining and deletions are indicated by strike-outs. The Board of Directors of the Company (the “Board”) reserves the right to elect to abandon the Special Meeting Amendment prior to its implementation, if it determines, in its sole discretion, that the Special Meeting Amendment is no longer in the best interests of the Company and its stockholders.

If Proposal 4 is approved by the stockholders of the Company, Article I Section 2 of the Bylaws will be amended at the sole discretion of the Board as follows:

ARTICLE I

STOCKHOLDERS

SECTION 2. SPECIAL MEETINGS. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock (as defined in the Certificate), special meetings of the stockholders of the Corporation may be called only by (A) by the Secretary of the Company, following receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who own, in the aggregate, at least thirty-five percent (35%) of the voting power of the outstanding shares of the Company then entitled to vote on the matter or matters to be brought before the proposed special meeting, or (B) the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

Annex D

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Harvard Apparatus Regenerative Technology, Inc., formerly known as Biostage, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Harvard Apparatus Regenerative Technology, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 3, 2012, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 28, 2013 as amended by (i) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 30, 2016 and effective as of March 31, 2016, (ii) a certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016 and effective as of that date, (iii) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 26, 2017 and effective as of that date, (iv) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 21, 2017 and effective as of December 22, 2017, and (v) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 24, 2019 and effective as of that date (the “Charter”).

THIRD: The Corporation hereby amends and restates subsection ARTICLE IV of the Corporation’s Charter as follows:

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is thirty-two million (32,000,000) shares, of which (i) thirty million (30,000,000) shares shall be a class designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) two million (2,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Charter of the Corporation (the “Effective Time”), each [_________] shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The number of authorized shares of the class of Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, without a vote of the holders of the Undesignated Preferred Stock (except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock).

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV [CAPITAL STOCK].

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Article IV [CAPITAL STOCK] (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL, irrespective of the provisions of Section 242(b)(2) of the DGCL;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Corporation (the “Board of Directors”) or any authorized committee thereof; and

(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide for the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. The powers, preferences and relative, participating, optional or other special rights of each series of Undesignated Preferred Stock, and any qualifications, limitations or restrictions thereof, may differ from those of any and all other series outstanding at any time.

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: The effective time of this Certificate of Amendment shall be 12:01 am EDT on            , 202   .

IN WITNESS WHEREOF, The Corporation has caused this Certificate of Amendment to be signed by its chairman and chief executive officer this              day of              , 202_.

BIOSTAGE, INC.

By:
Junli He, Chairman and Chief Executive Officer

HARVARD APPARATUS
REGENERATIVE TECHNOLOGY

VOTE

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2025 Annual Meeting of Harvard Apparatus Regenerative Technology, Inc. Stockholders

June 20, 2025, 9:30 AM EDT
84 October Hill Road, Suite 11, Holliston, MA 01746

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Harvard Apparatus Regenerative Technology, Inc.

2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 20, 2025

The stockholder(s) hereby appoint(s) Joseph Damasio and Shunfu Hu, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of Harvard Apparatus Regenerative Technology, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 20, 2025, at 9:30 am Eastern Time, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.